UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 17, 2003

(Date of earliest event reported)

FIBERSTARS, INC.

(Exact name of registrant as specified in its charter)

California	0-24230	94-3021850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44259 Nobel Drive, Fremont, California 94538

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code:  (510) 490-0719

Item 5.             Other Events.

On June 17, 2003, the Registrant and Mellon Investor Services, LLC executed Amendment No. 2 to the Rights Plan attached hereto as Exhibit 4.1 (“Amendment No. 2”).

In addition, on June 19, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.             Financial Statements and Exhibits.

(c)                                  Exhibits

4.1                                 Amendment No. 2 to the Rights Agreement dated June 17, 2003 between the Registrant and Mellon Investor Services, LLC.

99.1                           Press release of the Registrant dated June 19, 2003.

99.2                           Securities Purchase Agreement dated June 17, 2003 by and among the Registrant and the Investors named therein.

99.3                           Form of Common Stock Warrant issued to each of the Investors named in the Securities Purchase Agreement dated June 17, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 19, 2003

FIBERSTARS, INC.

By	/s/ Robert A. Connors
Name: Robert A. Connors
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment No. 2 to the Rights Agreement dated June 17, 2003 between the Registrant and Mellon Investor Services, LLC.

99.1	Press release of the Registrant dated June 19, 2003.

99.2	Securities Purchase Agreement dated June 17, 2003 by and among the Registrant and the Investors named therein.

99.3	Form of Common Stock Warrant issued to each of the Investors named in the Securities Purchase Agreement dated June 17, 2003.